Neuberger Berman Equity Funds®

Supplement to the Prospectuses dated April 15, 2008

Neuberger Berman Climate Change Fund:

Class A

Class C

Institutional Class

The following replaces the section entitled “Portfolio Manager” on page 8 of the Class A and Class C Prospectus and on page 8 of the Institutional Class Prospectus:

Ronald B. Silvestri is a Vice President of Neuberger Berman Management Inc. and a Senior Vice President of Neuberger Berman, LLC. He is the firm’s utility and alternative energy analyst as well as co-Portfolio Manager of Neuberger Berman Energy Fund for Neuberger Berman, LLC.  Mr. Silvestri has managed the Fund since its inception. Mr. Silvestri has over 15 years of experience covering utilities and related sectors. Mr. Silvestri joined Neuberger Berman in late 2005, having spent the previous 10 years at another firm as an analyst and portfolio manager covering global utilities, independent power producers, alternative energy, telecommunications and natural gas sectors.

Please see the Statement of Additional Information for additional information about the Portfolio Manager’s compensation, other accounts managed by the Portfolio Manager, and the Portfolio Manager’s ownership of Fund shares.

The date of this supplement is July 2, 2008.

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